Q4 FY16 Conference Call August 9, 2016

© 2016 Lumentum Operations LLC Forward Looking Statement and Financial Presentation This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include any anticipation or guidance as to future financial performance, including future revenue, earnings per share, gross margin, operating expense, operating margin, profitability, cash flow and other financial metrics, anticipated sales trends for our products as well as our strategies and performance as a standalone company. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things: (a) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (b) continued decline of average selling prices across our businesses; (c) effects of seasonality; (d) the ability of our suppliers and contract manufacturers to meet production and delivery requirements to our forecasted demand; and (e) inherent uncertainty related to global markets and the effect of such markets on demand for our products. Additionally, risks related to the recent separation include the ability to recognize anticipated cost savings, Lumentum’s ability to function successfully as a stand-alone entity, and potential business disruption caused by the separation. All forward-looking statements involve risks and uncertainties that could cause actual events and terms to differ materially from those set forth herein, including those related to our business and growth opportunities. For more information on these risks, please refer to the "Risk Factors" section included in the Company’s Quarterly Report on Form 10-Q for the fiscal third quarter ended April 2, 2016 filed with the Securities and Exchange Commission. In addition, the results contained in this presentation are valid only as of today’s date except where otherwise noted. The forward-looking statements contained in this presentation are made as of the date hereof and the Company assumes no obligation to update such statements, except as required by applicable law. Unless otherwise stated, all financial results and projections are on a non-GAAP basis. Our GAAP results, details about our non- GAAP financial measures, and a reconciliation between GAAP and non-GAAP results can be found in our fiscal fourth quarter 2016 earnings press release which is available on our web site, www.lumentum.com, under the investors section. We have not provided reconciliations from GAAP to non-GAAP measures for our outlook. A large portion of non-GAAP adjustments, such as derivative liability adjustments, restructuring, stock-based compensation, litigation, and other costs and contingencies unrelated to current and future operations are by their nature highly volatile and we have low visibility as to the range that may be incurred in the future. 2

© 2016 Lumentum Operations LLC Q4 FY16 Results (GAAP) $ millions except for EPS, % of revenue Part of Viavi – carveout financials Lumentum 14 weeks Lumentum 13 weeks Q4 FY15 Q3 FY16 Q4 FY16 Revenue $208.9 $230.4 $241.7 Gross Margin 63.6 30.4% 62.8 27.3% 79.5 32.9% Operating Expenses 78.2 37.4% 65.1 28.3% 69.4 28.7% Operating income (14.6) (7.0)% (2.3) (1)% 10.1 4.2% EPS (diluted) $(0.27) $(0.13) $0.23 Shares-M (diluted) 58.8 59.2 61.8 3

© 2016 Lumentum Operations LLC Q4 FY16 Results (Non-GAAP) $ millions except for EPS, % of revenue Part of Viavi – carveout financials Lumentum 14 weeks Lumentum 13 weeks Q4 FY15 Q3 FY16 Q4 FY16 Revenue $208.9 $230.4 $241.7 Gross Margin 66.9 32.0% 74.2 32.2% 82.4 34.1% Operating Expenses 57.8 27.7% 53.9 23.4% 54.4 22.5% Operating income 9.1 4.4% 20.3 8.8% 28.0 11.6% EPS (diluted) $0.15 $0.32 $0.41 Shares-M (diluted) 58.8 61.5 61.8 4

© 2016 Lumentum Operations LLC Q4 FY16 Highlights  Revenue was $241.7M up approximately 5% sequentially and 16% year-over-year – Telecom up 4% Q/Q and 15% Y/Y – Datacom up 3% Q/Q and 13% Y/Y – Laser up 22% Q/Q and 35% Y/Y – Industrial & Consumer down 22% Q/Q and 19% Y/Y  Datacom achieved record revenues of $47.0M driven by growth from 100G products which were up 40% sequentially and 241% year-over-year  TrueFlex® ROADMs grew 21% sequentially and 226% year-over-year  Gross Margin up 190 bps sequentially from higher volume and mix  Cash position of $157.1M was flat with last quarter  Debt-free 5 (Non-GAAP - except balance sheet items)

© 2016 Lumentum Operations LLC Q4 FY16 Segment Results (Non-GAAP) $ millions, % of revenue Lumentum 14 weeks Lumentum 13 weeks Q4 FY15 Q3 FY16 Q4 FY16 Revenue $208.9 $230.4 $241.7 Optical Communications 178.9 197.2 201.2 Telecom 125.9 140.0 145.1 Datacom 41.7 45.5 47.0 Industrial & Consumer1 11.3 11.7 9.1 Commercial Lasers 30.0 33.2 40.5 Gross Margin 32.0% 32.2% 34.1% Optical Communications 30.5% 29.8% 32.3% Commercial Lasers 41.0% 46.7% 43.2% 6 1. Industrial & Consumer contains 3D sensing revenues as well as diode lasers sold into industrial applications.

© 2016 Lumentum Operations LLC FY16 Annual Results (GAAP) $ millions except for EPS, % of revenue Part of Viavi – full year Part of Viavi for 5-weeks FY15 FY16 Revenue $837.1 $903.0 Gross Margin 257.9 30.8% 277.3 30.7% Operating Expenses 281.3 33.6% 265.8 29.4% Operating income (23.4) (2.8)% 11.5 1.3% EPS (diluted) $(0.06) $0.15 Shares-M (diluted) 58.8 61.2 7

© 2016 Lumentum Operations LLC FY16 Annual Results (Non-GAAP) $ millions except for EPS, % of revenue Part of Viavi – full year Part of Viavi for 5-weeks FY15 FY16 Revenue $837.1 $903.0 Gross Margin 272.2 32.5% 297.7 33.0% Operating Expenses 227.2 27.1% 214.6 23.8% Operating income 45.0 5.4% 83.1 9.2% EPS (diluted) $0.78 $1.29 Shares-M (diluted) 58.8 61.2 8

© 2016 Lumentum Operations LLC Balance Sheet 9 Selected Items - $ millions Q3 FY16 Q4 FY16 Cash and Cash Equivalents $157.2 $157.1 Working Capital(1) 157.1 158.7 Property, Plant & Equipment, net 168.1 183.4 Total Assets 704.9 726.3 Total Liabilities 192.4 193.1 Shareholder’s Equity(2) 512.5 533.2 (1) Current assets excluding cash minus current liabilities (2) Includes convertible preferred stock of $35.8M

© 2016 Lumentum Operations LLC Q1 FY17 Guidance (Non-GAAP) 10 $ millions except for EPS, % of revenue Q4 FY16 Actual Q1 FY17 Estimate Revenue $241.7M $245M - $255M Operating Margin 11.6% 11.0 – 12.5% EPS (diluted) $0.41 $0.40 – $0.46 Guidance provided is based on our expectations as of today and will not be updated or confirmed as of any other date.